Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock [Abstract]
CAPITAL STOCK
16.	CAPITAL STOCK

In 1996, the Board of Directors authorized the repurchase of up to 500,000 shares of the Company’s Common Stock in the open market and in 2003 authorized an additional repurchase of up to 500,000 shares for a total authorization of 1,000,000 shares. As of December 31, 2011, 525,989 treasury shares had been repurchased under the Board’s authorizations and 24,782 have been reissued from Treasury. Under the Credit Agreement, the Company’s treasury share repurchases cannot exceed $10.0 million during any rolling twelve-month period.

The Articles of Incorporation authorize the issuance of 6,000,000 shares of Series B Common Stock, par value $1 per share, which would entitle the holders thereof to ten votes per share on all matters submitted for shareholder votes. As of December 31, 2011 and 2010, there were no shares of such Series B Stock outstanding. The Company has no plans of issuing any Series B Common Stock in the near future. The Articles of Incorporation also authorize the issuance of 300,000 shares of Cumulative Preferred Stock, par value $1 per share. As of December 31, 2011 and 2010, there were no shares of such Preferred Stock outstanding.

In 1999, the Board of Directors adopted a Rights Agreement (the “Rights Agreement”). In connection with the Rights Agreement, the Company declared a distribution of one Right (a “Right”) for each outstanding share of Common Stock to shareholders of record at the close of business on November 30, 1999. The Rights will become exercisable after a person or group, excluding the Company’s Baker 401(k) Plan, (“401(k) Plan”) has acquired 25% or more of the Company’s outstanding Common Stock or has announced a tender offer that would result in the acquisition of 25% or more of the Company’s outstanding Common Stock. The Board of Directors has the option to redeem the Rights for $0.001 per Right prior to their becoming exercisable. On November 5, 2009, the Company extended the term of the Rights Agreement by three years. The Rights will now expire on November 16, 2012, unless they are earlier terminated, exchanged or redeemed.

Assuming the Rights have not been redeemed, after a person or group has acquired 25% or more of the Company’s outstanding Common Stock, each Right (other than those owned by a holder of 25% or more of the Common Stock) will entitle its holder to purchase, at the Right’s then current exercise price, a number of shares of the Company’s Common Stock having a value equal to two times the exercise price of the Rights. In addition, at any time after the Rights become exercisable and prior to the acquisition by the acquiring party of 50% or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than those owned by the acquiring person or its affiliates) for the Company’s Common Stock at an exchange ratio of one share of Common Stock per Right.